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                                                                      EXHIBIT 11


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated October 23, 1996, in this Registration Statement (Form N-1A No. 33-39659) of PaineWebber Tactical Allocation Fund.

                                    /s/ Ernst & Young LLP
                                        ERNST & YOUNG LLP

New York, New York
December 27, 1996